                                                            EXHIBIT 10.(i)(G)(1)

                         WAIVER AND FIRST AMENDMENT TO
                   POST-PETITION LOAN AND GUARANTY AGREEMENT


          WAIVER AND FIRST AMENDMENT TO POST-PETITION LOAN AND GUARANTY AGREEMENT, dated as of July 30, 1997 (this "Amendment"). among MONTGOMERY WARD &
                                            ---------
CO., INCORPORATED, an Illinois corporation and a debtor and debtor in possession ("Borrower Representative"), LECHMERE, INC., a Massachusetts corporation and a
  -----------------------
debtor and debtor in possession ("Lechmere" and together with the Borrower
                                  --------
Representative, the "Borrowers"), MONTGOMERY WARD HOLDING CORP., a Delaware
                     ---------
corporation and a debtor and debtor in possession ("Parent" or "Guarantor"), as
                                                                ---------
Guarantor, the other Guarantors signatory hereto (together with Parent and the Borrowers, the "Credit Parties"), and GENERAL ELECTRIC CAPITAL CORPORATION, a
                --------------
New York corporation (in its individual capacity, "GE Capital"), for itself, as
                                                   ----------
Lender, and as Agent (the "Agent") for Lenders, and the other Lenders signatory
                           -----
hereto.

                                   RECITALS
                                   --------

          WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agent are parties to that certain Post-Petition Loan and Guaranty Agreement, dated as of July 8, 1997 (the "Loan Agreement"). The Borrowers and the Guarantors have
                   --------------
requested that the Lenders agree to amend certain provisions of the Loan Agreement. The Borrowers, the Guarantors, the Lenders and the Agent have agreed, upon the terms and conditions specified herein, to amend certain provisions of the Loan Agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

          SECTION 1.  Defined Terms and Interpretation.  (a) The capitalized
                      --------------------------------
terms used herein which are defined in the Loan Agreement, shall have the respective meanings assigned to them in the Loan Agreement except as otherwise provided herein or unless the context otherwise requires. In addition, as used in this Amendment, the following terms shall have the following meanings:


                                       1
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          "First Amendment" shall mean the Waiver and First Amendment to Post-
           ---------------
Petition Loan and Guaranty Agreement dated as of July 30, 1997

          "First Amendment Effective Date" shall have the meaning specified in
           ------------------------------
Section 6.

          (a) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          (b) No provision in this Amendment shall be interpreted or construed against any Person because that Person or its legal representative drafted such provision

          SECTION 2.  Waiver of Certain Defaults.  Any and all Defaults,
                      --------------------------
potential Defaults and Events of Default arising out of items (a) - (d) set forth below are waived as of the First Amendment Effective Date.

          (a) Entry of an order of the Bankruptcy Court substantially in the form of Exhibit "B" to the Motion of Debtors and Debtors in Possession For Entry of an Order Authorizing Continued Performance of Debtors' Obligations Under Insurance Premium Finance Agreement, dated July 23, 1997.

          (b) Entry of the Order Authorizing Satisfaction of Certain Reimbursement Claims Arising Under Prepetition Letters of Credit, dated July 17, 1997.

          (c) Entry of the Order Authorizing (i) Payment of Certain Agreed Prepetition Severance Benefits and (ii) Payment of Supplemental Pension Benefits, dated July 11, 1997.

          (d) Entry of the Stipulation and Agreed Order Authorizing Payment of Insurance Premium Financing Installment dated July 11, 1997.

          SECTION 3.  Amendments to the Loan Agreement.  The Loan Agreement is,
                      --------------------------------
effective as of the First Amendment Effective Date, amended as follows:

          (a) Subsection 1.1(b)(iii) of the Loan Agreement is amended to replace the phrase "at any time and from time to time in its sole and absolute discretion" in the first sentence thereof with the phrase "at any time, but not less often


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than once a week,"

          (b) Subsection 2.2(d) of the Loan Agreement is amended and restated to read as follows:

               "(d) Borrower Representative shall have delivered to Agent the Borrowing Base Certificate required by Section 4.1(b) for the period in which
                                       --------------
the Advance is to be made or the Letter of Credit Obligation is to be incurred and after giving effect to such Advance (or the incurrence of such Letter of Credit Obligations), the aggregate outstanding principal amount of the Revolving Loan and the Swing Line Loan would not exceed the lesser of (i) the Maximum Amount and (ii) the sum of (A) the Borrowing Base plus (B) the product of the
                                                  ----
L/C Advance Rate multiplied by the aggregate outstanding Letter of Credit
                 ----------
Obligations incurred in respect of Trade Letters of Credit."

          (c) Section 6.2 of the Loan Agreement is amended by inserting the phrase "or any Alternative Credit Program" at the end of subsection (f) thereof.

          (d)  Section 6.4 of the Loan Agreement is hereby amended as follows:

          (i)  Subsection (b) is hereby amended and restated to read as follows:

               "(b) other sales of assets (including sales of Inventory undertaken outside the ordinary course of business) having a book value (determined without giving effect to any write downs or other reductions effected in the immediately preceding 90 days) not exceeding $100,000,000 (in the aggregate) in any rolling twelve month period, in each case, as to all Credit Parties;"

          (ii) A new subsection (e) is hereby inserted after the proviso in subsection (d) of Section 6.4, which shall read as follows:

               "and (e) the sale of all or substantially all of the assets of Lechmere and the assets relating to the 'Electric Avenue and More' stores operated by Borrower Representative, whether in bulk or in series of related or unrelated sales".

          (e) Subsection 8.1(c) of the Loan Agreement is hereby amended and restated to read as follows:

               "(c)  Any Credit Party shall fail or neglect to perform, keep or


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observe any of the provisions of (i)  Section 5 and the same shall remain
                                      ---------
unremedied for three (3) Business Days or more after notice thereof has been given to the Borrower Representative and the Committee or (ii) Section 4 or any
                                                               ---------
provisions set forth in Annexes E or F, and the same shall remain unremedied for
                        ---------    -
five (5) Business Days or more after notice thereof has been given to the Borrower Representative and the Committee."

          (f) Subsections 8.1(g), 8.1(h) and 8.1(i) of the Loan Agreement are each amended and restated to read as follows:


                "(g) Intentionally Deleted.

                 (h) Intentionally Deleted.

                 (i) Intentionally Deleted."

          (g) Subsection 8.1(j) of the Loan Agreement is hereby amended by replacing the word "substantially" in the fourth line thereof with the word "materially" .

          (h) Subsection 8.1(n) is hereby amended and restated to read as follows:

               "(n) (i) The Interim Financing Order shall cease to be in full force and effect and the Permanent Financing Order shall not have been entered prior to such cessation; (ii) the Permanent Financing Order shall not have been entered by the Bankruptcy Court on or before August 6, 1997; (iii) from and after the date of entry thereof, the Permanent Financing Order shall cease to be in full force and effect; (iv) any Credit Party shall fail to comply with the terms of the Interim Financing Order or the Permanent Financing Order in any material respect; or (v) the Interim Financing Order or the Permanent Financing Order shall be amended, supplemented, stayed, reversed, vacated or otherwise modified (or any of the Credit Parties shall apply for authority to do so) without the consent of the applicable Lenders as required by Section 11."
                                                             ----------

          (i) Subsection 8.2(b) of the Loan Agreement is hereby amended by replacing the phrase "after twenty-four (24) hour's notice to the Borrower Representative" in the second and third lines thereof with the phrase "after three (3) Business Days' notice to the Borrower Representative and the Committee"


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          (j)  Subsection 8.2(c) of the Loan Agreement is hereby amended and restated to read as follows:

               "(c) Upon the occurrence and during the continuation of an Event of Default and after three (3) Business Days' notice to the Borrower Representative and the Committee, the automatic stay provided by section 362 of the Bankruptcy Code shall be deemed automatically vacated without further order of the Bankruptcy Court and Lenders shall be immediately permitted to, inter
                                                                       -----
alia, pursue any and all of their remedies against the Credit Parties or their
----
assets and properties and seek payment in respect of all Obligations."

          (k) Section 11.10 of the Loan Agreement is hereby amended to insert the following sentence after the first sentence of such Section:

               "Notices to the Committee shall be given to: Official Committee of Unsecured Creditors of Montgomery Ward & Co., Inc., c/o Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, NY 10019, Attention: Chaim J. Fortgang, Esq. and Richard G. Mason, Esq., Facsimile: (212) 403-2000"

          (l) Section 11.14 of the Loan Agreement is hereby amended and restated to read as follows:

               "11.14.  Press Releases.  Each Credit Party consents to the
                        --------------
publication by Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement."

          (m)  Annex A to the Loan Agreement is hereby amended as follows:

          (i) the following definitions are hereby added, in the proper alphabetical order:

          "'Alternative Credit Program' shall mean an agreement or agreements
            --------------------------
which provide the Credit Parties with private label credit and charge cards on terms and conditions not less favorable to the Credit Parties than those set forth in the Account Related Agreements."

          "'Committee' shall mean the statutory committee of unsecured creditors
            ---------
appointed in the Borrowers' chapter 11 cases."


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          (ii)  The following definitions are amended and restated to read as follows:

                "'Borrower' and 'Borrowers' shall mean Montgomery Ward & Co.,
                 --------       ---------
Incorporated."

                "'Credit Party' or 'Credit Parties' shall mean each Guarantor
                  ------------      --------------
and the Borrower."

                "'Guarantor' shall mean Parent, Lechmere and each other
                  ---------
Guarantor that executes the Agreement or otherwise becomes obligated in respect of the Guaranty."

          (iii) The definition of Eligible Real Property is hereby amended by deleting the word "or" at the end of subsection ((b) thereof, replacing the period at the end of subsection (c) with "; or" and by adding a new subsection
(d) at the end thereof which shall read as follows:

                "(d) such real property, building or improvement is owned by or leased to Lechmere."

          (iv) The definition of Indebtedness in Annex A to the Loan Agreement is hereby amended by inserting "(x)" in the fourth line thereof after the word "incurred" and inserting "or (y) on or prior to the Petition Date" in the fifth line thereof after the word "faith".

          (v) The definition of Permitted Encumbrances is hereby amended by amending and restating subsection (a) thereof to read as follows: "(a) Liens for taxes or assessments or other governmental Charges either incurred prior to the Petition Date or incurred since the Petition Date and not yet due and payable;" and by replacing the parenthetical phrase in subsection (c) thereof with the parenthetical phrase "(other than contracts for borrowed money)".

          (vi) The definition of Permitted Prepetition Claim Payments is hereby amended to replace the word "and" at the end of subsection (i) thereof with "," and insert "and (iii) the orders of the Bankruptcy Court described in subsections (a) through (d) of Section 2 of the First Amendment" at the end of subsection (ii) of such definition.

          (n)   Annex E to the Loan Agreement is hereby amended by inserting


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the following subsection at the end thereof:

               "(m)  Monthly Signature Financials. To Agent and Lenders, (i)
                     ----------------------------
within thirty (30) days after the end of each Fiscal Month, unaudited income statements of Signature Financial/Marketing, Inc. for such Fiscal Month, prepared in accordance with GAAP (subject to normal year-end adjustments) and
(ii) within forty-five (45) days after the end of each Fiscal Month, financial information regarding Signature, certified by the chief financial officer of Signature consisting of consolidated (A) unaudited balance sheets of Signature Financial/Marketing, Inc. as of the close of such Fiscal Month and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Month; (B) unaudited statements of Signature Financial/Marketing, Inc. of income and cash flows for such Fiscal Month, setting forth in comparative form the figures for the corresponding period in the prior year, all prepared in accordance with GAAP (subject to normal year-end adjustments); and (C) Signature Earnings calculated as of the end of such Fiscal Month. Such financial information shall be accompanied by the certification of the chief financial officer of Signature that (1) such financial information presents fairly in accordance with GAAP (subject to normal year-end adjustments) the financial position and results of operations and cash flows of Signature on a consolidated and consolidating basis, in each case as at the end of such month and for the period then ended and (2) any other information presented is true, correct and complete in all material respects."

          (o) The preamble of subsection (b) of Annex G of the Loan Agreement is hereby amended and restated to read as follows:

               "At the end of each Fiscal Quarter set forth below, EBITDA, for the respective periods set forth below, shall be an amount not less than the following:"

          (p) Schedule 6.2 attached to the Loan Agreement is hereby amended by amending and restating the third item listed on such Schedule to read as follows:

               "Indebtedness set forth in the Financial Statements delivered to Lenders pursuant to Section 3.5(a) including Indebtedness described in the footnotes thereto."

          SECTION 4.  Effect of Deletion of Lechmere as a Borrower.  The parties
                      --------------------------------------------
hereto intend that, from and after the First Amendment Effective Date, Lechmere shall not be deemed to be a Borrower under any of the Loan Documents but that Lechmere shall be deemed to be a Guarantor and a Credit Party for all purposes of


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

the Loan Documents.  In connection therewith, Lechmere shall be deemed to have joined in the execution and delivery of Article 12 of the Loan Agreement and Lechmere hereby acknowledges and agrees that it is bound by the terms of Loan Agreement in its capacity as a Guarantor and a Credit Party including, without limitation, Article 12 of the Loan Agreement; provided that Agent and
                                                      --------
the Lenders hereby acknowledge and agree that notwithstanding the terms of
Article 12 of the Loan Agreement, Lechmere's liability for the Guaranteed Obligations shall be limited to an amount equal to (a) the proceeds of the Loans (and all interest accrued thereon) actually advanced to or on behalf of Lechmere and (b) the Letter of Credit Obligations (and all fees and charges associated therewith) incurred on behalf of Lechmere. By way of clarification and without limiting the foregoing, the parties hereto acknowledge and agree that (i) Lechmere shall not be entitled to exercise any of the rights of a Borrower including, without limitation, the right to cause the Borrower Representative to request Loans or to incur Letter of Credit Obligations, (ii) Inventory owned by Lechmere shall not qualify as Eligible Inventory or Eligible In-Transit Inventory, (iii) Lechmere shall be deemed to no longer be an obligor under either of the Notes and (iv) Lechmere shall have no further right pursuant to
Section 11.2 of the Loan Agreement to execute and deliver any amendment, modification, termination or waiver of any provision of the Loan Agreement, any of the Notes or other Loan Documents, or any consent to any departure by any Credit Party therefrom.

          SECTION 5.  Representations and Warranties True; No Default or Event
                      --------------------------------------------------------
of Default.  The Credit Parties represent and warrant to the Agent and the
----------
Lenders that on the date of and after giving effect to the execution and delivery of this Amendment (a) the representations and warranties set forth in the Loan Agreement are true and correct in all material respects on the date hereof as though made on and as of such date (unless any such representation or warranty expressly relates to an earlier date); and (b) neither any Default nor Event of Default has occurred and is continuing as of the date hereof.

          SECTION 6.  Conditions of Effectiveness.  This Amendment shall become
                      ---------------------------
effective on the date (the "First Amendment Effective Date") when, and only when the Bankruptcy Court has entered an order, in form and substance satisfactory to the Agent, in its sole and absolute discretion, authorizing the Credit Parties to enter into this Amendment and in the event that such order is the subject of any pending appeal, no performance of any obligation of any party hereto shall have been stayed pending such appeal.

          SECTION 7.  Reference to this Amendment and Effect on Loan Documents.
                      --------------------------------------------------------
(a)  From and after the First Amendment Effective Date, each reference


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

in the Loan Agreement (including in any Exhibit thereto) to "this Agreement," "hereunder," "herein" or words of like import shall mean and be a reference to the Loan Agreement, as affected and amended hereby.

          (b) From and after the First Amendment Effective Date, each reference in the Loan Documents (i) to the Loan Agreement shall mean and be reference to the Loan Agreement, as affected and amended hereby and (ii) to the terms whose definitions are amended pursuant to Section 3 of this Amendment shall mean and
                                    ---------
be a reference to such term as affected and amended hereby.

          (c) The Loan Agreement, the Notes and the other Loan Documents, as affected and amended hereby, shall remain in full force and effect and the Loan Documents are hereby ratified and confirmed in all respects.

          (d) The effectiveness of the waiver evidenced by Section 2 hereof, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Loan Agreement, or constitute a waiver of any other provision of the Loan Agreement or any other Loan Document.

          SECTION 8.  Governing Law; Binding Effect.  In all respects, including
                      -----------------------------
all matters of construction, validity and performance, this Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (without regard to conflict of law provisions) and any applicable laws of the United States of America, and shall be binding upon the parties hereto and their respective successors and permitted assigns.

          SECTION 9.  Execution in Counterparts.  This Amendment may be executed
                      -------------------------
in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          SECTION 10. Consent of Guarantors.  By their execution and delivery
                      ---------------------
of this Amendment, each Guarantor hereby consents to all of the terms and provisions of this Amendment and ratifies and confirms that each of the other Loan Documents to which it is a party remains in full force and effect and enforceable in accordance with their respective terms.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.


                                        BORROWERS:

                                        MONTGOMERY WARD & CO.,
                                        INCORPORATED


     By:_______________________
                                             Name:
                                             Title:


                                        LECHMERE, INC.


     By:_______________________
                                             Name:
                                             Title:

                                        GUARANTORS:

                                        LECHMERE, INC.


     By:_______________________
                                             Name:
                                             Title:


                                        AMERICAN DELIVERY
                                        SERVICE COMPANY


     By:_______________________
                                             Name:
                                             Title:


                                        CONTINENTAL
                                        TRANSPORTATION, INC.


     By:_______________________

                                             Name:
                                             Title:


                                        JRI DISTRIBUTING, INC.
                                        STANDARD T CHEMICAL
                                        COMPANY, INC.
                                        WFL REALTY, INC.


     By:_______________________
                                             Name:
                                             Title:


                                        M-W PRESTRESS, INC.
                                        MW DIRECT GENERAL, INC.
                                        MW DIRECT LIMITED, INC.


     By:_______________________
                                             Name:
                                             Title:


                                        MONTGOMERY WARD
                                         INTERNATIONAL, INC.
                                        MPI, INC.


     By:_______________________
                                             Name:
                                             Title:

                                        BARRETWARD PROPERTIES CO., INC.
                                        BRANDYWINE DC, INC.
                                        BRANDYWINE PROPERTIES, INC.
                                        BRETTWARD PROPERTIES CO., INC.
                                        FIRST MONT CORPORATION
                                        FOURTH WYCOMBE PROPERTIES, INC.
                                        GABEWARD PROPERTIES CORPORATION
                                        GARDEN GROVE DEVELOPMENT CORPORATION
                                        HUGA REALTY INC.
                                        JOSHWARD PROPERTIES CORPORATION
                                        LECHMERE DEVELOPMENT CORPORATION
                                        M-W FAIRFAX PROPERTIES, INC.
                                        M-W PROPERTIES CORPORATION
                                        M-W RESTAURANTS REALTY CORPORATION
                                        MARCOR HOUSING SYSTEMS, INC.
                                        MARYWARD PROPERTIES CORPORATION
                                        MF NEVADA INVESTMENTS, INC.
                                        MICHAELWARD PROPERTIES CO., INC.
                                        MONTGOMERY WARD DEVELOPMENT
                                         CORPORATION
                                        MONTGOMERY WARD LAND CORPORATION
                                        MONTGOMERY WARD PROPERTIES
                                         CORPORATION
                                        MONTGOMERY WARD REALTY CORPORATION
                                        MW LAND CORPORATION
                                        NATIONAL HOMEFINDING SERVICE, INC.
                                        998 MONROE CORPORATION
                                        PAULWARD PROPERTIES CO., INC.
                                        ROBERTWARD PROPERTIES CORPORATION
                                        SACWARD PROPERTIES, INC.
                                        SECOND MONT CORPORATION
                                        7TH & CARROLL CORPORATION
                                        SEVENTH MONT CORPORATION
                                        618 CORPORATION
                                        619 CORPORATION
                                        THE 535 CORPORATION
                                        THIRD WYCOMBE PROPERTIES, INC.
                                        2825 DEVELOPMENT CORPORATION
                                        2825 REALTY CORPORATION
                                        UNIVERSITY AVENUE MARKETPLACE, INC.
                                        WFL DEVELOPMENT CORPORATION
                                        WYCOMBE PROPERTIES, INC.


                                        By:_______________________________
                                           Name:


                                        Title:

                                        GOODE FURNITURE COMPANIES, INC.
                                        MONTGOMERY WARD SECURITIES, INC.
                                        R M P DEVELOPMENT CORPORATION


                                        By:______________________________
                                           Name:
                                           Title:


                                        MONTGOMERY WARD HOLDING CORP.


                                        By:______________________________
                                           Name:
                                           Title:


                                        JEFFERSON STORES, INC.


                                        By:______________________________
                                           Name:
                                           Title:

                                    AGENT AND AS AGENT FOR EACH OF THE LENDERS


                                            GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:_______________________________________
                                              Its Authorized Signatory


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